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                                                                    EXHIBIT 10.5

                               VIDEO CITY, INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT



  THIS NONQUALIFIED STOCK OPTION AGREEMENT ("Agreement"), is made as of the _________ day of _______________, 1999 by and between Video City, Inc., a
Delaware corporation (the "Company"), and ________________ ("Optionee").

  R E C I T A L

  Pursuant to the [1996 or 1998] Stock Option Plan (the "Plan") of the Company, the Board of Directors of the Company or a committee to which administration of the Plan is delegated by the Board of Directors (in either case, the "Administrator") has authorized the granting to Optionee of a nonqualified stock option to purchase the number of shares of Common Stock of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated.

  A G R E E M E N T

  NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

  1.  Number of Shares; Option Price.  Pursuant to said action of the
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Administrator, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions of the Plan, ___________ shares of Common Stock of the Company ("Shares") at the price of $ ______ per share.

  2.  Term.  This Option shall expire on the day before the fifth anniversary of
      ----
the date of grant of the Option (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of the Plan or this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Plan.

  3.  Shares Subject to Exercise.  All Shares shall be subject to exercise
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immediately on the date hereof and during the term specified in Paragraph 2 hereof, provided that Optionee is then and has continuously been a director or is otherwise providing services to the Company, or its Affiliate, subject, however, to the provisions of Paragraph 6 hereof.

  4.  Method and Time of Exercise.  The Option may be exercised by written
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notice delivered to the Company at its principal executive office stating the number of shares with respect to which the Option is being exercised, together with:

      (A)  a check or money order made payable to the Company in the amount of

                                       1.
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the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

          (B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of shares of the Company's Common Stock owned by Optionee having a fair market value not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes; or

          (C) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the Optionee's full recourse promissory note in a form approved by the Company; or

          (D) if any other method such as cashless exercise is expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender of such consideration having a fair market value not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes.

Only whole shares may be purchased.

     5.   Tax Withholding. Should the Optionee become an employee of the Company
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and this Option remains in effect, as a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Common Stock of the Company otherwise issuable to Optionee upon the exercise of this Option.

     6.   Exercise on Termination of Employment. If for any reason Optionee
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ceases to be a director of the Company or is not otherwise employed by the
Company or any of its Affiliates (such event being called a "Termination"), this Option (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, but in no event after the Expiration Date. For purposes of this Paragraph 6, "employment" includes service as a director or as a consultant or as an employee. For purposes of this Paragraph 6, Optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if Optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

     7.   Nontransferability.  Except with the express written approval of the
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Administrator, this Option may not be assigned or transferred except by will or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

                                       2.
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     8.   Optionee Not a Stockholder.  Optionee shall have no rights as a
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stockholder with respect to the Common Stock of the Company covered by this
Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

     9.   No Right to Employment. Should Optionee become an employee or
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consultant, nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting services at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

     10.  Modification and Termination.  The rights of Optionee are subject to
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modification and termination in certain events as provided in Sections 6.1 and
6.2 of the Plan.

     11.  Restrictions on Sale of Shares. Optionee represents and agrees that
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upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act of 1933 a registration statement relating to the Shares issued to him, he will acquire the Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 6 and 7 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

     12.  Plan Governs.  This Agreement and the Option evidenced hereby are made
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and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan, as it may be construed by the Administrator. Optionee hereby acknowledges receipt of a copy of the Plan.

     13.  Notices. All notices to the Company shall be addressed to the
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Corporate Secretary at the principal executive office of the Company at 370
Amapola Avenue, Suite 208, Torrance, California, 90501, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Corporate Secretary (as the case may be).

                                       3.
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     14.  Sale or Other Disposition.  If Optionee at any time contemplates the
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disposition (whether by sale, gift, exchange, or other form of transfer) of any
Shares acquired by exercise of this Option, he or she shall first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

     15.  Corporate Transactions.  In the event of a Corporate Transaction (as
          ----------------------
defined below), the Administrator shall notify Optionee at least 30 days prior thereto or as soon as may be practicable. To the extent not previously exercised, this Option shall terminate immediately prior to the consummation of such Corporate Transaction unless the Administrator determines otherwise in its sole discretion; provided, however, that the Administrator, in its sole discretion, may permit exercise of this Option prior to its termination, even if this Option would not otherwise have been exercisable. The Administrator may, in its sole discretion, provide that this Option shall be assumed or an equivalent option substituted by an applicable successor corporation or any Affiliate of the successor corporation in the event of a Corporate Transaction. A "Corporate Transaction" means a liquidation or dissolution of the Company, a merger or consolidation of the Company with or into another corporation or entity, a sale of all or substantially all of the assets of the Company, or a purchase or other acquisition of more than 50 percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert.

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                                       4.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                               VIDEO CITY, INC.



                               By__________________________
                                 Name:
                                 Title:


                               OPTIONEE



                               By__________________________



                               Address:

                               ____________________________
                               ____________________________
                               ____________________________

                               ____________________________
                               Social Security Number

                                       5.